SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549





                                      FORM 8-K


                                   CURRENT REPORT


                           Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)       December 11, 1995


                   DEAN WITTER REALTY INCOME PARTNERSHIP III, L.P.
               (Exact name of registrant as specified in its charter)


          Delaware                          0-18146               13-3293754
(State or other jurisdiction              (Commission        (I.R.S. Employer
    of incorporation)                     File Number)      Identification No.)


  Two World Trade Center, New York, New York                          10048
   (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code            (212) 392-1054



            (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

      In October 1995, the Partnership entered into an agreement (amended December 1, 1995) with New Plan Realty Trust, an unaffiliated party, to sell the land and buildings which comprise the Delta Center, Fashion Corners, Hall Road Crossing and Westland Crossing shopping centers. These shopping centers in the aggregate consist of approximately 676,000 rentable square feet.

      As part of the agreement, two affiliated public partnerships, Dean Witter Realty Income Partnership II, L.P. and Dean Witter Realty Yield Plus, L.P., also agreed to sell certain shopping centers owned by them.

      The closing of the sale of the Delta Center, Fashion Corners and Hall Road Crossing shopping centers, for a negotiated sale price of approximately $35.5 million, took place on December 11, 1995.

      Pursuant to the agreement, the sale of Westland Crossing has been delayed and could be cancelled if a replacement tenant is not obtained, within sixty days from the closing, for an anchor tenant which will vacate the center upon expiration of its lease on January 31, 1996. A replacement tenant has signed a letter of intent to lease this space, but there is no assurance a lease can be consummated in time or on terms to complete the sale of Westland Crossing.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DEAN WITTER REALTY INCOME PARTNERSHIP III, L.P.

                        By: Dean Witter Realty Income Properties III Inc. Managing General Partner


                        By:   /s/E. Davisson Hardman, Jr.
                              E. Davisson Hardman, Jr.
                              President




Date:  December 26, 1995

Item 7. Financial Statements and Exhibits

(b)   Pro forma Financial Informations

      (1)    Pro Forma Consolidated Balance Sheet as of July 31, 1995.

      (2) Pro Forma Consolidated Statement of Operations for the year ended October 31, 1994 and the nine months ended July 31, 1995.

(c)   Exhibits

      (1) Purchase and Sale Agreement, dated October 19, 1995, with respect to the Partnership's sale various shopping centers.

      (2)    First Amendment to Purchase and Sale Agreement, dated December
             1, 1995.

                   Dean Witter Realty Income Partnership III, L.P.
                        Pro Forma Consolidated Balance Sheet
                                 As of July 31, 1995
                                     (Unaudited)


The following unaudited pro forma consolidated balance sheet has been presented as if the Fashion Corners, Delta Center and Hall Road properties were sold on July 31, 1995. The pro forma adjustments reflect a) the receipt of proceeds from the sale of the properties; b) the elimination of the carrying value of the properties, their accumulated depreciation, leasing commissions and related accumulated amortization, and other assets and liabilities relating to the properties sold; and c) the distribution of the net proceeds from the sale to limited partners.

                                                      Pro Forma
                                    Historical       Adjustments         Pro Forma
Cash and cash equivalents, at
  cost, which approximates
  market                         $   6,045,427     $    (25,791)     $   6,019,636

Real estate, at cost:
  Land                              21,043,309       (4,466,650)        16,576,659
  Buildings                        140,665,259      (40,042,213)       100,623,046
                                   161,708,568      (44,508,863)       117,119,705
Accumulated depreciation            33,657,319       (9,044,371)        24,612,948
                                   128,051,249      (35,464,492)        92,586,757

Investment in joint ventures        54,425,409                0         54,425,409
Deferred expenses, net               1,110,866         (196,129)           914,737
Other assets                         2,839,292         (645,484)         2,193,808
                                 $ 192,472,243     $(36,331,896)      $156,140,347

Accounts payable and accrued
  liabilities                    $   1,028,253     $   (341,843)      $    686,410
Security deposits                      219,128          (36,048)           183,080
                                     1,247,381         (377,891)           869,490

Partners' capital                  191,224,862      (35,954,005)       155,270,857
                                  $192,472,243     $(36,331,896)      $156,140,347

                   Dean Witter Realty Income Partnership III, L.P.
                   Pro Forma Consolidated Statements of Operations
                             Year ended October 31, 1994
                                     (Unaudited)


The following unaudited pro forma consolidated statement of operations has been presented as if the Fashion Corners, Delta Center and Hall Road properties were sold on November 1, 1993.  The pro forma adjustments reflect the elimination of property operating revenues and expenses, and depreciation and amortization expenses related to the properties sold.
                                                Year ended October 31, 1994
                                                       Pro Forma
                                      Historical      Adjustments        Pro Forma
Revenues:
  Rental                           $  16,027,787    $ (5,269,387)    $  10,758,400
  Equity in earnings of
    joint ventures                     3,651,193               0         3,651,193
  Interest                               186,333          (3,634)          182,699
  Other                                  414,464        (102,508)          311,956
                                      20,279,777      (5,375,529)       14,904,248

Expenses:
  Property operating                   5,018,380      (1,385,647)        3,632,733
  Depreciation                         4,378,952      (1,120,268)        3,258,684
  Amortization                           197,129         (26,132)          170,997
  General and administrative             973,406               0           973,406
                                      10,567,867      (2,532,047)        8,035,820

Net income                         $   9,711,910    $ (2,843,482)     $  6,868,428

Net income per Unit of
  limited partnership
  interest                          $      16.37     $     (4.79)     $      11.58

                   Dean Witter Realty Income Partnership III, L.P.
                   Pro Forma Consolidated Statements of Operations
                           Nine Months Ended July 31, 1995
                                     (Unaudited)


The following unaudited pro forma consolidated statement of operations has been presented as if the Fashion Corners, Delta Center and Hall Road properties were sold on November 1, 1994.  The pro forma adjustments reflect the elimination of property operating revenues and expenses, and depreciation and amortization expenses related to the properties sold.
                                             Nine months ended July 31, 1995
                                                       Pro Forma
                                      Historical      Adjustments        Pro Forma
Revenues:
  Rental                           $  12,500,819    $ (3,838,775)    $   8,662,044
  Equity in earnings of
    joint ventures                     2,482,656               0         2,482,656
  Interest                               177,514          (3,533)          173,981
  Other                                  202,518         (92,973)          109,545
                                      15,363,507      (3,935,281)       11,428,226

Expenses:
  Property operating                   4,056,682        (963,545)        3,093,137
  Depreciation                         3,412,573        (867,079)        2,545,494
  Amortization                           203,876         (32,341)          171,535
  General and administrative             776,068               0           776,068
                                       8,449,199      (1,862,965)        6,586,234

Net income                         $   6,914,308    $ (2,072,316)     $  4,841,992

Net income per Unit of
  limited partnership
  interest                          $      11.65     $     (3.49)     $       8.16